Exhibit 3.9

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COMMERCIALES CANADIENNES		CANADA BUSINESS CORPORATIONS ACT

FORMULE 1		FORM 1

STATUTS CONSTITUTIFS		ARTICLES OF INCORPORATION
(article 6)		(section 6)

1 — Dénomination sociale de la société		Name of Corporation

144969 CANADA INC.

2 — Lieu au Canada oú doit étre situé le siége social		The place in Canada where the registered office is to be situated

Montreal Urban Community, Quebec

3 — Catégories et tout nombre maximal d’actions que la société est autorisée à émettre		The classes and any maximum number of shares that the corporation is authorized to issue

See schedule “A” attached herewith

4 — Restrictions sur le transfert des actions, le cas échéant		Restrictions, if any, on share transfers

See schedule “B” attached herewith

5 — Nombre (ou nombre minimum et maximum) d’administrateurs		Number (or minimum and maximum number) of directors
Minimum 1	Maximum 10

6 — Restrictions imposees aux activités commerciales de la société		Restrictions if any on business the corporation may carry on

N/A

7 — Autres dispositions. le cas echéant		Other provisions if any

See schedule “C” attached herewith

— Fondateurs	Incorporators
Nom — Name	Adresse (code postal) Address (postal code)	Signature
Centre d’Etude Juridique C.E.J. Inc.	434, St. Pierre street Montreal, Quebec H2Y 2M5	/s/ [ILLEGIBLE]

L’USAGE DU MINISTERE SEULEMENT		FOR DEPARTMENTAL USE ONLY
de la société — Corporation No	194436 — 3	Deposee — Filed	7.6.85

SCHEDULE A

SHARE CAPITAL

The unlimited share capital of the corporation contains seven (7) classes of shares with the following rights, privileges, restrictions and conditions:

A)           CLASS A SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class A shares, are as follows:

1)             Dividends and participation.  Subject to the rights and privileges attached to other classes of shares, holders of class A shares shall have the right, pari passu with holders of class B shares:

a)             to participate in the property, profits and surplus assets of the corporation, and for that purpose, to receive any dividend declared by the corporation, and

b)            to receive the remaining property of the corporation upon dissolution.

2)             Restriction.  In addition to the provisions of section 40 of the CANADA BUSINESS CORPORATIONS ACT, no dividend shall be paid on class A shares nor can such shares be acquired by the corporation which would result in the realizable value of the net assets of the corporation being insufficient to redeem class D and E shares.

3)             Right to vote.  Holders of class A shares shall have the right to vote at any meeting of the shareholders of the corporation.  Each class A share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

4)             Right to convert.  Subject to approval by the directors of the corporation and by the holders of the majority of outstanding class D shares, holders of class A shares shall have the right to convert at their discretion all or part of their class A shares into class D shares, at the rate of one (1) class D share for each class A share exchanged, the new class D share representing the same amount added to the stated capital account as that of the converted class A share.

Holders of class A shares who wish to convert their shares shall submit to the head office of the corporation or the office of its transfer agent a written notice indicating the number of class A shares they wish to convert.  Certificates representing class A shares submitted for conversion shall be attached to the notice which shall bear the signature of the persons mentioned in the register of securities of the corporation as being the holders of the shares, or the signature of their duly authorized representatives.  Upon receipt of the above-mentioned notice and certificates, the corporation shall issue a certificate representing the class D shares resulting from the conversion.  In the event of partial conversion of class A shares represented by the certificates tendered, the corporation shall issue without charge a new certificate representing the class A shares which were not converted.

On the date of conversion, the converted class A shares shall automatically become class D shares, and the corporation shall modify its stated capital account for class A and D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

B)            CLASS B SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class B shares, are as follows:

1)             Dividends and participation.  Subject to the rights and privileges attached to other classes of shares, holders of class B shares shall have the right, pari passu with holders of class A shares:

a)             to participate in the property, profits and surplus assets of the corporation, and for that purpose, to receive any dividend declared by the corporation, and

b)            to receive the remaining property of the corporation upon dissolution.

2)             Restriction.  In addition to the provisions of section 40 of the CANADA BUSINESS CORPORATIONS ACT, no dividend shall be paid on class B shares nor can such shares be acquired by the corporation which would result in the realizable value of the net assets of the corporation being insufficient to redeem class D and E shares.

3)             Right to vote.  Holders of class B shares shall have the right to vote at any meeting of the shareholders of the corporation.  Each class B share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

C)            CLASS C SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class C shares, are as follows:

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1)             Dividends and participation.  Holders of class C shares shall not participate in the profits and surplus assets of the corporation and, for that purpose, shall not have a right to any dividend declared by the corporation.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class C shares shall have the right, prior to the holders of all other classes of shares, to be reimbursed the amount added to the stated capital account for class C shares.

3)             Right to vote.  Holders of class C shares shall have the right to vote at any meeting of shareholders of the corporation.  Each class C share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

4)             Automatic redemption.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation shall automatically redeem all class C shares held by one of its shareholders upon his death.  Within thirty (30) days following the date of such death, the corporation shall pay to the executors or legal representatives of the deceased a price equal to the amount added to the stated capital account for these shares, subject to the corporation receiving the certificates representing the redeemed shares.

On the date of redemption, the redeemed class C shares shall be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

5)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class C shares at a price agreed to by the corporation and the holder of the class C shares being purchased.

On the date of purchase, the purchased class C shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

D)            CLASS D SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class D shares, are as follows:

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1)             Dividends.  Holders of class D shares shall have the right to receive, prior to holders of class A, B, E, F and G shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, a monthly, preferential, non-cumulative dividend of one per cent (1%) per month on the redemption value of class D shares, as defined in subsection (5) hereunder.  Such dividend shall not be declared for more than one month at a time and shall be payable from the date, at the time and in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class D shares shall have the right, prior to holders of class A, B, E, F and G shares, but after holders of class C shares, to be reimbursed the redemption value of class D shares as defined in subsection (5) hereunder, plus the amount of any declared unpaid dividends on class D shares.

3)             Additional participation.  Holders of class D shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class D shares shall not be entitled, as class D shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, class D shares shall be redeemed by the corporation at any time upon written demand from the holders of class D shares, at a price equal to the amount added to the stated capital account for these shares, plus a premium equal to the difference between the amount added to the stated capital account for these shares and the fair market value of class A shares on the date of conversion into class D shares.

Such a price of redemption shall be considered as the redemption value of class D shares and the corporation shall, in addition, remit to holders of class D shares so redeemed, the amount of the declared unpaid dividends on these shares, as the case may be.  The amount of the above-mentioned premium shall be determined by the corporation and the holders of class D shares on the basis of the fair market value of class A shares on the date of conversion into class D shares.

In the event the federal and/or provincial Revenue Departments should attribute to these class A shares a fair market value different from that determined by the aforementioned persons, the departmental evaluations of the fair market value of class A shares on the date of conversion shall be conclusive and the

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amount of the premium shall be reduced or increased consequently, provided that the corporation and holders of class D shares have an opportunity to contest the validity of such departmental evaluations with the departments or before the Courts, and provided that should there be a discrepancy between the provincial and federal evaluations, the above adjustment shall be based on the lowest evaluation determined following an unquestioned assessment or a final Court decision, as the case may be.

On the date of redemption, class D shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class D shares at a price agreed to by the corporation and the holder of the class D shares being purchased, which in no way shall exceed the aforementioned redemption price nor the realizable value of the net assets of the corporation.

On the date of purchase, the purchased class D shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

E)            CLASS E SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class E shares are as follows:

1)             Dividends.  Holders of class E shares shall have the right to receive, prior to holders of class A, B, F and G shares, but after holders of class D shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, a monthly, preferential, non-cumulative dividend of one per cent (1%) per month on the redemption value of class E shares, as defined in subsection (5) hereunder.  Such dividend shall not be declared for more than one month at a time and shall be payable from the date, at the time and in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class E shares shall have the right, prior to holders of class A, B, F and G shares, but after holders of class C and D shares, to be reimbursed the redemption value of class E shares as defined in subsection (5) hereunder, plus the amount of any declared unpaid dividends on class E shares.

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3)             Additional participation.  Holders of class E shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class E shares shall not be entitled, as class E shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, class E shares shall be redeemed by the corporation at any time upon written demand from the holders of class E shares, at a price equal to the amount added to the stated capital account for these shares, plus a premium equal to the difference between the fair market value of the consideration received by the corporation at the time of issuance for issuing these class E shares, and the total comprising:

a)             the amount added to the stated capital account for these shares, and

b)            the fair market value of any property, other than class E shares, given in payment by the corporation for that consideration.

Such a price of redemption shall be considered as the redemption value of class E shares and the corporation shall, in addition, remit to the holders of class E shares so redeemed, the amount of the declared unpaid dividends on these shares, as the case may be.  The fair market value of the aforementioned consideration shall be as determined by the corporation and the subscribers to class E shares upon issuance of class E shares.  In the event the federal and/or provincial Revenue Departments should attribute to this consideration a fair market value different from that determined by the aforementioned persons, the departmental evaluations shall be conclusive and the amount of the premium shall be reduced or increased consequently, provided that the corporation and holders of class E shares had an opportunity to contest the validity of such departmental evaluations with the departments or before the Courts, and provided that should there be a discrepancy between the provincial and federal evaluations, the above adjustment shall be based on the lowest evaluation determined following an unquestioned assessment or a final Court decision, as the case may be.

On the date of redemption, class E shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class E shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

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6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class E shares at a price agreed to by the corporation and the holder of the class E shares being purchased, which in no way shall exceed the aforementioned redemption price nor the realizable value of the net assets of the corporation.

On date of purchase, the purchased class E shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class E shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

F)            CLASS F SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class F shares, are as follows:

1)             Dividends.  Holders of class F shares shall have the right to receive, prior to holders of class A, B and G shares, but after holders of class D and E shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend of one dollar (1$) per share; such dividend shall be payable in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class F shares shall have the right, prior to holders of class A, B and G shares, but after holders of class C, D and E shares, to be reimbursed the amount added to the stated capital account for class F shares and to be paid the amount of any declared unpaid dividends on class F shares.

3)             Additional participation.  Holders of class F shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class F shares shall not be entitled, as class F shareholders only; to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, holders of class F shares shall have the right to demand at any time and upon written request, the redemption of all or part of their shares by the corporation at a price equal to the amount added to the stated capital account for these shares, plus the amount of any declared unpaid dividends on class F shares, as the case

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may be. Upon receipt of such a request, the corporation shall redeem these shares forthwith and within thirty (30) days following that date, shall pay the redemption price of these shares to the former holders of class F shares.

On the date of redemption, class F shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class F shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class F shares at a price agreed to by the corporation and the holder of the class F shares being purchased.

On the date of purchase, the purchased class F shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class F shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

G)            CLASS G SHARES: The rights, privileges, restrictions and conditions attached to an unlimited number of class G shares, are as follows:

1)             Dividends. Holders of class G shares shall have the right to receive, prior to holders of class A and B shares, but after holders of class D, E and F shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend of one dollar (1$) per share; such dividend shall be payable in the manner which may be determined by the directors.

2)             Reimbursement. In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class G shares shall have the right, prior to holders of class A and B shares, but after holders of class C, D, E and F shares, to be reimbursed the amount added to the stated capital account for class G shares and to be paid the amount of any declared unpaid dividends on class G shares.

3)             Additional participation. Holders of class G shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote. Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class G shares shall not be entitled, as class G shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

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5)             Unilateral right to redeem. Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at its discretion, redeem class G shares unilaterally by giving a thirty (30) day written notice and paying a price equal to the amount added to the stated capital account for these shares, plus the amount of any declared unpaid dividends on these shares. In the event of partial redemption, such redemption shall be proportionate to the number of outstanding class G shares, excluding fractions of shares.

On the date of redemption, the redeemed class G shares shall be cancelled, and the corporation shall reduce its stated capital account for class G shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class G shares at a price agreed to by the corporation and the holder of the class G shares being purchased.

On the date of purchase, the purchased class G shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class G shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

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SCHEDULE B

RESTRICTIONS ON THE TRANSFER OF SHARES

No share issued by the corporation shall be transfered without the consent of the directors, which shall be confirmed by a resolution of the Board of directors. Such consent may be given after the transfer has been registered in the books of the corporation, in which case the transfer will be valid and will take effect retroactively upon the date that the transfer was recorded.

SCHEDULE C

OTHER PROVISIONS

1.                                       The number of shareholders of the corporation is limited to fifty (50), exclusive of present or former employees of the corporation or of a subsidiary; two or more persons who hold jointly one or more shares are counted as one shareholder.

2.                                       Any distribution of securities by the corporation to the public is prohibited.

3.                                       The directors may, when they deem it expedient.

a)                                      borrow money upon the credit of the Corporation;

b)                                     issue debentures or other securities of the corporation, and pledge or sell the same for such sums and at such price as may be deemed expedient;

c)                                      notwithstanding the provisions of the Civil Code, hypothecate, mortgage or pledge the moveable or immoveable property, present or future, of the corporation, to secure any such debentures or other securities, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge above mentioned, by trust deed, in accordance with sections 27 and following of the Special Corporate Powers Act (L.R.Q., c. P-16) or in any other manner;

d)                                     hypothecate or mortgage the immoveable property of the corporation, or pledge or otherwise affect the moveable property, or give all such guarantees, to secure the payment of loans made otherwise than by the issue of debentures, as well as the payment or performance of any other debt, contract or obligation of the corporation.

[LOGO]	Consumer and Corporate Affairs Canada	Consommation et Corporations Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes

C CORP. INC.,	194436-3
Name of Corporation — Dénomination de la société	Number — Numero

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les presentes que les statuts de la société mentionnée ci-haut ont été modifies

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l’article 13 de la Loi sur les sociétés commerciales canadiennes conformément à l’avis ci-joint;

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l’article 27 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under Section 171 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☒	(c) en vertu de l’article 171 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses modificatrices ci-jointes;

(d) under Section 185 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l’article 185 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses de réorganisation ci-jointes;

(e) under Section 185.1 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l’article 185.1 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses d’arrangement ci-jointes.

Le Directeur

/s/ [ILLEGIBLE]	July 25, 1986 le 25 juillet 1986

Director	Date of Amendment — Date de la modification

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CANADA BUSINESS CORPORATIONS ACT FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171)	[LOGO]	LOI SUR LES SOCIÉTÉS COMMERCIALES CANADIENNES FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 171)

1 — Name of Corporation — Denomination de la société		2 — Corporation No. — No. de le société

144969 CANADA INC.		194436-3

3 — The articles of the above-named corporation are amended as follows:		Les statuts de la société ci-haut mentionnée sont modifiés de la facon suivante:

That the Corporation amend its Articles of Incorporation pursuant to Section 167 of the Canada Business Corporations Act as follows:

a)                                      by changing the name of the Corporation from 144969 CANADA INC. to C CORP. INC.;

b)                                     by redesignating the presently authorized Class A shares without par value, whether issued or unissued, as unlimited common shares without par value, which may be issued for an unlimited consideration;

c)                                      by creating an unlimited number of non-cumulative, non-voting, redeemable, retractable preferred shares without par value, which may be issued for an unlimited consideration;

d)                                     by cancelling the presently authorized Class B, Class C, Class D, Class E, Class F and Class G shares without par value of the Corporation;

e)                                      by determining the rights, privileges, restrictions and conditions attaching to the said common and preferred shares as those set forth in Schedule “A” attached hereto to form part hereof.

	Signature	Description of Office — Description by poste

July 24, 1986	/s/ [ILLEGIBLE]	PRESIDENT

DEPARTMENTAL USE ONLY	A L’USAGE DU MINISTERE SEULEMENT
	Filed — Deposee	JUL 25 1986

144969 CANADA INC.

ARTICLES OF AMENDMENT

SCHEDULE “A”

The said preferred shares and common shares shall respectively carry and be subject to the following rights, privileges, restrictions and conditions:

DIVIDENDS

1.             The holders of the preferred shares shall be entitled to receive for each financial year of the Corporation, when and as declared by resolution of the directors and in the discretion of the directors, subject to the provisions of the Canada Business Corporations Act (the “Act”), non-cumulative preferential dividends of from one percent (1%) to twelve per cent (12%) per annum on the capital amount paid up on each preferred share, payable at such times and at such place or places in Canada as the board of directors may from time to time determine.  Such dividends shall be non-cumulative and if, within six (6) months after the expiration of any financial year of the Corporation, the board of directors in its discretion shall not declare the said dividends or any part thereof on the preferred shares for such financial year then the rights of the holders thereof to such dividends or to any greater dividend than the dividends actually declared for such financial year shall be forever extinguished.

No dividends shall at any time be declared, paid or set apart for payment for any financial year of the Corporation upon the common shares of the Corporation unless a dividend within the prescribed limits shall have been declared and paid or set apart for payment on all the then outstanding preferred shares for such financial year of the Corporation.

2.             Subject to the rights of the holders of the preferred shares, the holders of the common shares shall be entitled to receive, when and as declared by resolution of the directors and in the discretion of the directors, subject to the provisions of the Act, dividends in such amounts and payable at such times and at such place or places in Canada as the directors may from time to time determine.

RETURN OF CAPITAL

3.             In the event of the liquidation, dissolution, bankruptcy or winding-up of the Corporation, whether voluntary or otherwise, or on any distribution of assets other than by way of dividends, the holders of the preferred shares shall be entitled to receive, for each preferred share outstanding, the capital amount paid up thereon, plus an amount equal to all dividends declared thereon and unpaid, in priority to any distribution to the holders of the common shares.  The holders of the preferred shares shall not be entitled to share any further in the distribution of the assets of the Corporation.

4.             In the event of the liquidation, dissolution, bankruptcy or winding-up of the Corporation, whether voluntary or otherwise or on any distribution of assets other than by way of dividends, the holders of the common shares shall be entitled to receive the balance of the assets of the Corporation, which balance shall be distributed pro rata to the holders of the common shares after prepayment is made to the holders of the preferred shares in accordance with paragraph 3 hereof.

VOTING

5.             The holders of the common shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote, and shall have one (1) vote in respect of each share held by them.

6.             Except as provided by law, the holders of the preferred shares shall not be entitled to receive notice of and to attend and to vote at any meeting of shareholders of the Corporation.

REDEMPTION AT THE OPTION OF THE CORPORATION

7.             Subject to the provisions of Section 34 of the Act, the Corporation shall have the right, upon resolution of the directors, to redeem in Canadian currency all or any part of the outstanding preferred shares by paying for each share to be redeemed the capital amount paid up thereon plus all dividends declared thereon and unpaid.

If the Corporation wishes to redeem all or any part of the preferred shares, not less than ten (10) days’ prior notice in writing of the redemption shall be given by mail addressed to each holder thereof at the last address of each such holder as it appears upon the books of the Corporation, or in the event no such address appears, at the last known address of such shareholder, specifying the date of such redemption.  If the Corporation desires to redeem

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less than all the outstanding preferred shares, the shares to be redeemed shall be selected pro rata from the respective holders thereof, unless all the holders agree otherwise.

From and after the date of redemption, all holders of the preferred shares called for redemption at that date shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares other than the right to receive the redemption price upon surrender of the certificates representing the shares so redeemed, unless payment of the redemption price shall not be made by the Corporation in the accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired.

REDEMPTION AT THE OPTION OF THE HOLDER

8.             Subject to the provisions of Section 34 of the Act, a holder of preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time after the date of the issue of any preferred shares, upon giving notice as hereinafter provided, all or any number of the preferred shares registered in the name of such holder on the books of the Corporation at a redemption price per share equal to the capital amount paid up thereon plus all dividends declared thereon and unpaid.

A holder of preferred shares exercising his option to have the Corporation redeem, shall give notice to the Corporation which notice shall set out the date on which the Corporation is to redeem (the “optional redemption date”) which date shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice and if the holder desires to have less than all of the preferred shares registered in his name redeemed by the Corporation, the number of the holder’s shares to be redeemed.  The holder of any preferred shares may, with the consent of the Corporation, revoke such notice prior to the optional redemption date.

Upon delivery to the Corporation of a share certificate or certificates representing to the preferred shares which the holder desires to have the Corporation redeem, the Corporation shall on the optional redemption date, redeem such preferred shares by paying to the holder the redemption price therefor.

Upon payment of the redemption price of the preferred shares so redeemed by the Corporation, the holders

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thereof shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares.

PURCHASE

9.             (a)          Subject to the provisions of Section 34 of the Act, the Corporation may at any time or times upon resolution of the board of directors, purchase, at a price not exceeding the redemption price, the whole or any part of the preferred shares outstanding from time to time by invitation for tenders addressed to all the holders of record of the preferred shares outstanding at the last address of each such holder as it appears upon the books of the Corporation, or in the event no such address appears, at the last known address of such holder(s).

9.             (b)          Subject to the provisions of Section 32 of the Act, the Corporation may at any time or times purchase the whole or any part of the shares outstanding from time to time.

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[CANADA LOGO]

Certificate of Incorporation	Certificat de constitution

Canada Business	Loi sur les sociétés
Corporations Act	commerciales canadiennes

144969 CANADA INC.	194436-3
Name of Corporation — Denomination de la société	Number — Numero

I hereby certify that the above-mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.	Je certifie par les présentes que la société mentionnée ci-haut, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la Loi sur les sociétés commerciales canadiennes.

/s/ [ILLEGIBLE]	December 1, 1985
le l décembre 1985

Director — Directeur	Date of Incorporation — Date de constitution

SCHEDULE A

SHARE CAPITAL

The unlimited share capital of the corporation contains seven (7) classes of shares with the following rights, privileges, restrictions and conditions:

A)           CLASS A SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class A shares, are as follows:

1)             Dividends and participation.  Subject to the rights and privileges attached to other classes of shares, holders of class A shares shall have the right, pari passu with holders of class B shares:

a)             to participate in the property, profits and surplus assets of the corporation, and for that purpose, to receive any dividend declared by the corporation, and

b)            to receive the remaining property of the corporation upon dissolution.

2)             Restriction.  In addition to the provisions of section 40 of the CANADA BUSINESS CORPORATIONS ACT, no dividend shall be paid on class A shares nor can such shares be acquired by the corporation which would result in the realizable value of the net assets of the corporation being insufficient to redeem class D and E shares.

3)             Right to vote.  Holders of class A shares shall have the right to vote at any meeting of the shareholders of the corporation.  Each class A share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

4)             Right to convert.  Subject to approval by the directors of the corporation and by the holders of the majority of outstanding class D shares, holders of class A shares shall have the right to convert at their discretion all or part of their class A shares into class D shares, at the rate of one (1) class D share for each class A share exchanged, the new class D share representing the same amount added to the stated capital account as that of the converted class A share.

Holders of class A shares who wish to convert their shares shall submit to the head office of the corporation or the office of its transfer agent a written notice indicating the number of class A shares they wish to convert.  Certificates representing class A shares submitted for conversion shall be attached to the notice which shall bear the signature of the persons mentioned in the register of securities of the corporation as being the holders of the shares, or the signature of their duly authorized representatives.  Upon receipt of the above-mentioned notice and certificates, the corporation shall issue a certificate representing the class D shares resulting from the conversion.  In the event of partial conversion of class A shares represented by the certificates tendered, the corporation shall issue without charge a new certificate representing the class A shares which were not converted.

On the date of conversion, the converted class A shares shall automatically become class D shares, and the corporation shall modify its stated capital account for class A and D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

B)            CLASS B SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class B shares, are as follows:

1)             Dividends and participation.  Subject to the rights and privileges attached to other classes of shares, holders of class B shares shall have the right, pari passu with holders of class A shares:

a)             to participate in the property, profits and surplus assets of the corporation, and for that purpose, to receive any dividend declared by the corporation, and

b)            to receive the remaining property of the corporation upon dissolution.

2)             Restriction.  In addition to the provisions of section 40 of the CANADA BUSINESS CORPORATIONS ACT, no dividend shall be paid on class B shares nor can such shares be acquired by the corporation which would result in the realizable value of the net assets of the corporation being insufficient to redeem class D and E shares.

3)             Right to vote.  Holders of class B shares shall have the right to vote at any meeting of the shareholders of the corporation.  Each class B share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

C)            CLASS C SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class C shares, are as follows:

1)             Dividends and participation.  Holders of class C shares shall not participate in the profits and surplus assets of the corporation and, for that purpose, shall not have a right to any dividend declared by the corporation.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class C shares shall have the right, prior to the holders of all other classes of shares, to be reimbursed the amount added to the stated capital account for class C shares.

3)             Right to vote.  Holders of class C shares shall have the right to vote at any meeting of shareholders of the corporation.  Each class C share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

4)             Automatic redemption.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation shall automatically redeem all class C shares held by one of its shareholders upon his death.  Within thirty (30) days following the date of such death, the corporation shall pay to the executors or legal representatives of the deceased a price equal to the amount added to the stated capital account for these shares, subject to the corporation receiving the certificates representing the redeemed shares.

On the date of redemption, the redeemed class C shares shall be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

5)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class C shares at a price agreed to by the corporation and the holder of the class C shares being purchased.

On the date of purchase, the purchased class C shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

D)            CLASS D SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class D shares, are as follows:

1)             Dividends.  Holders of class D shares shall have the right to receive, prior to holders of class A, B, E, F and G shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, a monthly, preferential, non-cumulative dividend of one per cent (1%) per month on the redemption value of class D shares, as defined in subsection (5) hereunder.  Such dividend shall not be declared for more than one month at a time and shall be payable from the date, at the time and in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class D shares shall have the right, prior to holders of class A, B, E, F and G shares, but after holders of class C shares, to be reimbursed the redemption value of class D shares as defined in subsection (5) hereunder, plus the amount of any declared unpaid dividends on class D shares.

3)             Additional participation.  Holders of class D shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class D shares shall not be entitled, as class D shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, class D shares shall be redeemed by the corporation at any time upon written demand from the holders of class D shares, at a price equal to the amount added to the stated capital account for these shares, plus a premium equal to the difference between the amount added to the stated capital account for these shares and the fair market value of class A shares on the date of conversion into class D shares.

Such a price of redemption shall be considered as the redemption value of class D shares and the corporation shall, in addition, remit to holders of class D shares so redeemed, the amount of the declared unpaid dividends on these shares, as the case may be.  The amount of the above-mentioned premium shall be determined by the corporation and the holders of class D shares on the basis of the fair market value of class A shares on the date of conversion into class D shares.

In the event the federal and/or provincial Revenue Departments should attribute to these class A shares a fair market value different from that determined by the aforementioned persons, the departmental evaluations of the fair market value of class A shares on the date of conversion shall be conclusive and the amount of the premium shall be reduced or increased consequently, provided that the corporation and holders of class D shares have an opportunity to contest the validity of such departmental evaluations with the departments or before the Courts, and provided that should there be a discrepancy between the provincial and federal evaluations, the above adjustment shall be based on the lowest evaluation determined following an unquestioned assessment or a final Court decision, as the case may be.

On the date of redemption, class D shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class D shares at a price agreed to by the corporation and the holder of the class D shares being purchased, which in no way shall exceed the aforementioned redemption price nor the realizable value of the net assets of the corporation.

On the date of purchase, the purchased class D shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class D shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

E)            CLASS E SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class E shares are as follows:

1)             Dividends.  Holders of class E shares shall have the right to receive, prior to holders of class A, B, F and G shares, but after holders of class D shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, a monthly, preferential, non-cumulative dividend of one per cent (1%) per month on the redemption value of class E shares, as defined in subsection (5) hereunder.  Such dividend shall not be declared for more than one month at a time and shall be payable from the date, at the time and in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class E shares shall have the right, prior to holders of class A, B, F and G shares, but after holders of class C and D shares, to be reimbursed the redemption value of class E shares as defined in subsection (5) hereunder, plus the amount of any declared unpaid dividends on class E shares.

3)             Additional participation.  Holders of class E shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class E shares shall not be entitled, as class E shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, class E shares shall be redeemed by the corporation at any time upon written demand from the holders of class E shares, at a price equal to the amount added to the stated capital account for these shares, plus a premium equal to the difference between the fair market value of the consideration received by the corporation at the time of issuance for issuing these class E shares, and the total comprising:

a)  the amount added to the stated capital account for these shares, and

b)  the fair market value of any property, other than class E shares, given in payment by the corporation for that consideration.

Such a price of redemption shall be considered as the redemption value of class E shares and the corporation shall, in addition, remit to the holders of class E shares so redeemed, the amount of the declared unpaid dividends on these shares, as the case may be.  The fair market value of the aforementioned consideration shall be as determined by the corporation and the subscribers to class E shares upon issuance of class E shares.  In the event the federal and/or provincial Revenue Departments should attribute to this consideration a fair market value different from that determined by the aforementioned persons, the departmental evaluations shall be conclusive and the amount of the premium shall be reduced or increased consequently, provided that the corporation and holders of class E shares had an opportunity to contest the validity of such departmental evaluations with the departments or before the Courts, and provided that should there be a discrepancy between the provincial and federal evaluations, the above adjustment shall be based on the lowest evaluation determined following an unquestioned assessment or a final Court decision, as the case may be.

On the date of redemption, class E shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class E shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class E shares at a price agreed to by the corporation and the holder of the class E shares being purchased, which in no way shall exceed the aforementioned redemption price nor the realizable value of the net assets of the corporation.

On date of purchase, the purchased class E shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class E shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

F)            CLASS F SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class F shares, are as follows:

1)             Dividends.  Holders of class F shares shall have the right to receive, prior to holders of class A, B and G shares, but after holders of class D and E shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend of one dollar (1$) per share; such dividend shall be payable in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class F shares shall have the right, prior to holders of class A, B and G shares, but after holders of class C, D and E shares, to be reimbursed the amount added to the stated capital account for class F shares and to be paid the amount of any declared unpaid dividends on class F shares.

3)             Additional participation.  Holders of class F shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class F shares shall not be entitled, as class F shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, holders of class F shares shall have the right to demand at any time and upon written request, the redemption of all or part of their shares by the corporation at a price equal to the amount added to the stated capital account for these shares, plus the amount of any declared unpaid dividends on class F shares, as the case may be.  Upon receipt of such a request, the corporation shall redeem these shares forthwith and within thirty (30) days following that date, shall pay the redemption price of these shares to the former holders of class F shares.

On the date of redemption, class F shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class F shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class F shares at a price agreed to by the corporation and the holder of the class F shares being purchased.

On the date of purchase, the purchased class F shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class F shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

G)            CLASS G SHARES:  The rights, privileges, restrictions and conditions attached to an unlimited number of class G shares, are as follows:

1)             Dividends.  Holders of class G shares shall have the right to receive, prior to holders of class A and B shares, but after holders of class D, E and F shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend of one dollar (1$) per share; such dividend shall be payable in the manner which may be determined by the directors.

2)             Reimbursement.  In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class G shares shall have the right, prior to holders of class A and B shares, but after holders of class C, D, E and F shares, to be reimbursed the amount added to the stated capital account for class G shares and to be paid the amount of any declared unpaid dividends on class G shares.

3)             Additional participation.  Holders of class G shares shall not otherwise participate in the profits or surplus assets of the corporation.

4)             Right to vote.  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class G shares shall not be entitled, as class G shareholders only, to vote at any meeting of shareholders of the corporation, nor to attend same and to receive a notice thereof.

5)             Unilateral right to redeem.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at its discretion, redeem class G shares unilaterally by giving a thirty (30) day written notice and paying a price equal to the amount added to the stated capital account for these shares, plus the amount of any declared unpaid dividends on these shares.  In the event of partial redemption, such redemption shall be proportionate to the number of outstanding class G shares, excluding fractions of shares.

On the date of redemption, the redeemed class G shares shall be cancelled, and the corporation shall reduce its stated capital account for class G shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

6)             Right to purchase.  Subject to the provisions of subsection 34(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, at any time, without notice and without regard to other classes of shares, purchase all or part of the outstanding class G shares at a price agreed to by the corporation and the holder of the class G shares being purchased.

On the date of purchase, the purchased class G shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class G shares according to the provisions of section 37 of the CANADA BUSINESS CORPORATIONS ACT.

SCHEDULE B

RESTRICTIONS ON THE TRANSFER OF SHARES

No share issued by the corporation shall be transfered without the consent of the directors, which shall be confirmed by a resolution of the Board of directors.  Such consent may be given after the transfer has been registered in the books of the corporation, in which case the transfer will be valid and will take effect retroactively upon the date that the transfer was recorded.

SCHEDULE C

OTHER PROVISIONS

1.                                       The number of shareholders of the corporation is limited to fifty (50), exclusive of present or former employees of the corporation or of a subsidiary; two or more persons who hold jointly one or more shares are counted as one shareholder.

2.             Any distribution of securities by the corporation to the public is prohibited.

3.             The directors may, when they deem it expedient,

a)             borrow money upon the credit of the Corporation;

b)                                     issue debentures or other securities of the corporation, and pledge or sell the same for such sums and at such price as may be deemed expedient;

c)                                      notwithstanding the provisions of the Civil Code, hypothecate, mortgage or pledge the moveable or immoveable property, present or future, of the corporation, to secure any such debentures or other securities, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge above mentioned, by trust deed, in accordance with sections 27 and following of the Special Corporate Powers Act (L.R.Q.,  c. P-16) or in any other manner;

d)                                     hypothecate or mortgage the immoveable property of the corporation, or pledge or otherwise affect the moveable property, or give all such guarantees, to secure the payment of loans made otherwise than by the issue of debentures, as well as the payment or performance of any other debt, contract or obligation of the corporation.

[LOGO]	Consumer and Corporate Affairs Canada	Consommation et Corporations Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes

C CORP. INC.		194436-3

Name of Corporation — Dénomination de la société		Number — Numéro

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les présentes que les statuts de la société mentionnée ci-haut ont été modifiés

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l’article 13 de la Loi sur les sociétés commerciales canadiennes conformément à l’avis ci-joint;

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l’article 27 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under Section 171 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☒	(c) en vertu de l’article 171 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses modificatrices ci-jointes;

(d) under Section 185 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l’article 185 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses de réorganisation ci-jointes;

(e) under Section 185.1 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l’article 185.1 de la Loi sur les sociétés commerciales canadiennes tel qu’indiqué dans les clauses d’arrangement ci-jointes.

Le Directeur

February 8, 1998/le 8 février 1988
/s/ [ILLEGIBLE]
Director	Date of Amendment — Date de la modification

[LOGO]

[LOGO]	Consumer and Corporate Affairs Canada	Consommation et Corporations Canada	FORM 4 ARTICLES OF AMENDMENT	FORMULE 4 CLAUSES MODIFICATRICES
	Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes	(SECTION 27 OR 171)	(ARTICLE 27 OU 171)

1 — Name of Corporation — Denomination de la société	2 — Corporation No. — No. de la société

C CORP INC.	194436-3

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

That the Corporation amend its Articles of Incorporation, as amended by Certificate of Amendment dated July 25, 1986, pursuant to Section 167 of the Canada Business Corporations Act, as follows:

By amending the authorized capital of the Corporation in the following manner:

i)                                         by redesignating the presently authorized non-cumulative, non-voting, redeemable, retractable preferred shares without par value, whether issued or unissued, as non-cumulative, non-voting, redeemable, retractable Class “A” preferred shares, which may be issued for an unlimited consideration;

ii)                                      by creating an unlimited number of non-cumulative, non-voting, redeemable, retractable Class “B” preferred shares without par value, which may be issued for an unlimited consideration;

iii)                                   by establishing the rights, privileges, restrictions and conditions attaching to the said Class “A” and Class “B” preferred shares and the authorized common shares as those set forth in Schedule “A” annexed hereto to form part hereof;

such that the authorized capital of the Corporation shall henceforth consist of an unlimited number of Class “A” and Class “B” preferred shares without par value which may be issued for an unlimited consideration and an unlimited number of common shares without par value which may be issued for an unlimited consideration.

[ILLEGIBLE]	Signature	Description of Office — Description du poste

January 26, 1988	/s/ Marc Baillargeon	Assistant-Secretary
Marc Baillargeon
FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTERE SEULEMENT
		Filed — Déposée	FEB — 9 1988

C CORP.  INC.

ARTICLES OF AMENDMENT

SCHEDULE “A”

The said Class “A” and Class “B” preferred shares and the common shares shall respectively carry and be subject to the following rights, privileges, restrictions and conditions:

DIVIDENDS

1.             a)            The holders of the Class “A” preferred shares shall be entitled to receive for each financial year of the Corporation, when and as declared by resolution of the directors and in the discretion of the directors, subject to the provisions of the Canada Business Corporations Act (the “Act”), non-cumulative preferential dividends of from one per cent (1%) to twelve per cent (12%) per annum on the capital amount paid up on each Class “A” preferred share, payable at such times and at such place or places in Canada as the board of directors may from time to time determine.  Such dividends shall be non-cumulative and if, within six (6) months after the expiration of any financial year of the Corporation, the board of directors in its discretion shall not declare the said dividends or any part thereof on the Class “A” preferred shares for such financial year, then the rights of the holders thereof to such dividends or to any greater dividend than the dividends actually declared for such financial year shall be forever extinguished.

b)            No dividends shall at any time be declared, paid or set apart for payment for any financial year of the Corporation upon the Class “B” preferred shares of the Corporation unless a dividend within the prescribed limits shall have been declared and paid or set apart for payment on the then outstanding Class “A” preferred shares for such financial year of the Corporation.

c)             Subject to the rights of the holders of the Class “A” preferred shares, the holders of the Class “B” preferred shares shall be entitled to receive for each financial year of the Corporation, when and as declared by resolution of the directors and in the discretion of the directors, subject to the provisions of the Act, non-cumulative preferential dividends of from one per cent (1%) to twelve per cent (12%) per annum on the amount of the consideration received by the Corporation for the issuance of such Class “B” preferred share, payable at such times and at such place or places in Canada as the board of directors may from time to time determine.  Such dividends shall be non-cumulative and if, within six (6) months after the expiration of any financial year of the Corporation, the board of directors in its discretion shall not declare the said dividends or any part thereof on the Class “B” preferred shares for such financial year then the rights of the holders thereof to such dividends or to any greater dividend than the dividends actually declared for such financial year shall be forever extinguished.

d)            No dividends shall at any time be declared, paid or set apart for payment for any financial year of the Corporation upon the common shares of the Corporation unless a dividend within the prescribed limits shall have been declared and paid or set apart for payment on all the then outstanding Class “A” and Class “B” preferred shares for such financial year of the Corporation.

e)             Subject to the rights of the holders of the Class “A” and Class “B” preferred shares, the holders of the common shares shall be entitled to receive, when and as declared by resolution of the directors and in the discretion of the directors, subject to the provisions of the Act, dividends in such amounts and payable at such times and at such place or places in Canada as the directors may from time to time determine.

RETURN OF CAPITAL

2.             a)            In the event of the liquidation, dissolution, bankruptcy or winding-up of the Corporation, whether voluntary or otherwise, or on any distribution of assets among the shareholders in order to liquidate the affairs of the Corporation, the holders of the Class “A” preferred shares shall be entitled to receive, for each Class “A” preferred share outstanding, the capital amount paid up thereon, plus an amount equal to all dividends declared thereon and unpaid, in priority to any distribution to the holders of the Class “B” preferred shares and to the holders of the common shares.  The holders of the Class “A” preferred shares shall not be entitled to share any further in the distribution of the assets of the Corporation.

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b)            In the event of the liquidation, dissolution, bankruptcy or winding-up of the Corporation, whether voluntary or otherwise, or on any distribution of assets among the shareholders in order to liquidate the affairs of the Corporation, the holders of the Class “B” preferred shares shall be entitled to receive, for each Class “B” preferred share outstanding, a payment equal to the amount of the consideration received by the Corporation for the issuance of such Class “B” preferred share, plus an amount equal to all dividends declared thereon and unpaid, in priority to any distribution to the holders of the common shares but after any distribution to the holders of the Class “A” preferred shares.  The holders of the Class “B” preferred shares shall not be entitled to share any further in the distribution of the assets of the Corporation.

c)             In the event of the liquidation, dissolution, bankruptcy or winding-up of the Corporation, whether voluntary or otherwise or on-any distribution of assets among the shareholders in order to liquidate the affairs of the Corporation, the holders of the common shares shall be entitled to receive the balance of the assets of the Corporation, which balance shall be distributed pro rata to the holders of the common shares after prepayment is made to the holders of the Class “A” and Class “B” preferred shares in accordance with paragraphs 2 a) and 2 b) hereof.

VOTING

3.             a)            Except as provided by law, the holders of the Class “A” preferred shares shall not be entitled to receive notice of and to attend and to vote at any meeting of shareholders of the Corporation.

b)            Except as provided by law, the holders of the Class “B” preferred shares shall not be entitled to receive notice of and to attend and to vote at any meeting of shareholders of the Corporation.

c)             The holders of the common shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation, except those meetings at which only the holders of another class of shares of the Corporation are entitled to vote separately as a class, and they shall have one (1) vote in respect of each common share held by them.

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REDEMPTION AT THE OPTION OF THE CORPORATION

4.             a)            Subject to the provisions of the Act, the Corporation shall have the right, upon resolution of the directors, to redeem in Canadian currency all or any part of the outstanding Class “A” preferred shares by paying for each share to be redeemed the capital amount paid up thereon (the “Class “A” redemption price”), plus an amount equal to all dividends declared thereon and unpaid.

b)            If the Corporation wishes to redeem all or any part of the Class “A” preferred shares, not less than ten (10) days’ prior notice in writing of the redemption shall be given by mail addressed to each holder thereof at the last address of each such holder as it appears upon the books of the Corporation, or in the event no such address appears, at the last known address of such shareholder, specifying the date of such redemption.  If the Corporation desires to redeem less than all the outstanding Class “A” preferred shares, the shares to be redeemed shall be selected pro rata from the respective holders thereof, unless all the holders agree otherwise.

c)             From and after the date of redemption, all holders of the Class “A” preferred shares called for redemption at that date shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares other than the right to receive the Class “A” redemption price upon surrender of the certificates representing the shares so redeemed, unless payment of the Class “A” redemption price shall not be made by the Corporation in the accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired.

d)            Subject to the provisions of the Act, the Corporation shall have the right, upon resolution of the directors, to redeem in Canadian currency all or any part of the outstanding Class “B” preferred shares by paying for each share to be redeemed a price equal to the amount of the consideration received by the Corporation for the issuance of such share (the “Class “ B” redemption price”), plus an amount equal to all dividends declared thereon and unpaid.

e)             If the Corporation wishes to redeem all or any part of the Class “B” preferred shares, not less than ten (10) days’ prior notice in writing of the redemption shall be given by mail addressed to each holder thereof at the last address of each such holder as it appears upon the books of the Corporation, or in the event no such address appears, at the last known address of such shareholder, specifying the date of such redemption.  If the Corporation desires to

4

redeem less than all the outstanding Class “B” preferred shares, the shares to be redeemed shall be selected pro rata from the respective holders thereof, unless all the holders agree otherwise.

f)             From and after the date of redemption, all holders of the Class “B” preferred shares called for redemption at that date shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares other than the right to receive the Class “B” redemption price upon surrender of the certificates representing the shares so redeemed, unless payment of the Class “B” redemption price shall not be made by the Corporation in the accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired.

REDEMPTION AT THE OPTION OF THE HOLDER

5.             a)            Subject to the provisions of the Act, a holder of Class “A” preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time after the date of the issue of any Class “A” preferred shares, upon giving notice as hereinafter provided, all or any number of the Class “A” preferred shares registered in the name of such holder on the books of the Corporation at a redemption price per share equal to the capital amount paid up thereon plus all dividends declared thereon and unpaid.

b)            A holder of Class “A” preferred shares exercising his/her option to have the Corporation redeem, shall give notice to the Corporation which notice shall set out the date on which the Corporation is to redeem (the “optional redemption date”) which date shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice and if the holder desires to have less than all of the Class “A” preferred shares registered in his/her name redeemed by the Corporation, the number of the holder’s shares to be redeemed.  The holder of any Class “A” preferred shares may, with the consent of the Corporation, revoke such notice prior to the optional redemption date.

c)             Upon delivery to the Corporation of a share certificate or certificates representing the Class “A” preferred shares which the holder desires to have the Corporation redeem, the Corporation shall on the optional redemption date, redeem such Class “A” preferred shares by paying to the holder the redemption price therefor as stated in paragraph 5 a) hereof.

5

d)            Upon payment of the redemption price of the Class “A” preferred shares so redeemed by the Corporation, the holders thereof shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares.

e)             Subject to the provisions of the Act, a holder of Class “B” preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time after the date of the issue of any Class “B” preferred shares, upon giving notice as hereinafter provided, all or any number of the Class “B” preferred shares registered in the name of such holder on the books of the Corporation at a redemption price per share equal to the amount of the consideration received by the Corporation for the issuance of such share plus all dividends declared thereon and unpaid.

f)             A holder of Class “B” preferred shares exercising his/her option to have the Corporation redeem, shall give notice to the Corporation which notice shall set out the date on which the Corporation is to redeem (the “optional redemption date”) which date shall not be less than ten (10) days nor more than thirty (30) days from the date of the notice and if the holder desires to have less than all of the Class “B” preferred shares registered in his/her name redeemed by the Corporation, the number of the holder’s shares to be redeemed.  The holder of any Class “B” preferred shares may, with the consent of the Corporation, revoke such notice prior to the optional redemption date.

g)            Upon delivery to the Corporation of a share certificate or certificates representing the Class “B” preferred shares which the holder desires to have the Corporation redeem, the Corporation shall on the optional redemption date, redeem such Class “B” preferred shares by paying to the holder the redemption price therefor as stated in paragraph 5 e) hereof.

h)            Upon payment of the redemption price of the Class “B” preferred shares so redeemed by the Corporation, the holders thereof shall cease to be entitled to dividends and shall not be entitled to any rights in respect of such shares.

PURCHASE

6.                             Subject to the provisions of the Act, the Corporation may at any time or times upon resolution of the board of directors, purchase, at a price not exceeding the Class “A” redemption price or Class “B” redemption price, as the case

6

may be, plus an amount equal to all dividends declared thereon and unpaid, the whole or any part of the Class “A” or Class “B” preferred shares, as the case may be, outstanding from time to time by invitation for tenders addressed to all the holders of record of the Class “A” or Class “B” preferred shares, as the case may be, outstanding at the last address of each such holder as it appears upon the books of the Corporation, or in the event no such address appears, at the last known address of such holder(s).

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[LOGO]	Consumer and	Consommation
	Corporate Affairs, Canada	et Corporations Canada

Certificate of Amendment	Certificat de modification

Canada Business	Loi regissant les sociètès
Corporations Act	par actions de regime federal

C CORP. INC.	194436-3

Name of Corporation — Dénomination de la société		Number — Numero

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les presentes que les statuts de la société mentionnée ci-haut ont été modifiés

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l’article 13 de la Loi regissant les sociéteś par actions de regime, federal conformement a l’avis ci-joint;

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l’article 27, de la Loi regissant les sociétés par actions de regime federal tel qu’indique dans les clauses modificatrices ci-jointes designant une serie d’actions;

(c) under Section 177 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☒	(c) en vertu de l’article 177 de la Loi regissant les sociétés par actions de regime federal tel-qu’indique dans les clauses modificatrices ci-jointes;

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l’article 191 de la Loi regissant les sociétés par actions de regime federal tel qu’indique dans les clauses de reorganisation ci-jointes;

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l’article 192 de la Loi regissant les sociétés par actions de regime federal tel qu’indique dans les clauses d’arrangement ci-jointes.

Le directeur
March 30, 1990/le 30 mars 1990
/s/ [ILLEGIBLE]
Director	Date of amendment — Date de la modification

[LOGO]

[LOGO]	Consumer and Corporate Affairs Canada	Consommation et Corporations Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 171)

	Canada Business Corporations Act	Loi sur les sociétés commerciales canadiennes

1 — Name of Corporation — Dénomination de la société		2 — Corporation No. — No. de la société

C. CORP. INC.		194436-3

3 — The articles of the above-named corporation are amended as follows:		Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

en changeant le nombre maximum des administrateurs de la société de dix (10) à quinze (15).

	Signature	Description of Office — Description du poste

/s/ Claude Leduc
27 mars 1990	CLAUDE E. LEDUC	SECRETAIRE

FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTERE SEULEMENT Filed — Déposée

MAR 30 1990
[ILLEGIBLE]

[LOGO]	Industry Canada	Industrie Canada

Certificate of Amendment	Certificat de modification

Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

C CORP. INC.	194436-3

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifié que les statuts de la sociéte susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par acrigns, conformément à l’avis ci-joint.

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

/s/ [ILLEGIBLE]
October 17, 1997/le 17 octobre 1997
Director — Directeur	Date of Amendment — Date de modification

[LOGO]

[LOGO]	Industry Canada	Industrie Canada	FORM 4	FORMULE 4
			ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
	Canada Business	Loi canadienne sur les	(SECTION 27 OR 177)	(ARTICLES 27 0U 177)
	Corporations Act	sociétés par actions

1. — Name of corporation — Dénomination de la societé			2. — Corporation No. — No. de la societé
C CORP. INC.			194436-3

3. — The articles of the above-named corporation are amended as follows:			Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

La rubrique 2 des statuts constitutifs soit et est, par les présentes, abrogée et remplacée par ce qui suit:

2	—	Lieu au Canada òū doit étre situé le siége social

Territoire de la Métropole, Province de Québec

Date		Signature	Title — Titre

Le 20 aoút 1997		/s/ Richard Fortin	Secrétaire
Richard Fortin
FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTERE SEULEMENT Filed — Déposée

OCT 20 1997

[LOGO]	Industry Canada	Industrie Canada

Certificate of Amendment	Certificat de modification

Canada Business Còrporations Act	Loi canadienne sur les sociétés par actions

COUCHE-TARD INC.	194436-3

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:		Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une sérié d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c)	en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d)	en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

/s/ [ILLEGIBLE]	December 17, 2002/le 17 décembre 2002

Director — Directeur	Date of Amendment — Date de modification

[LOGO]

[LOGO]	Industry Canada	Industrie Canada	FORM 4	FORMULE 4
			ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
	Canada Business	Loi canadienne sur les	(SECTION 27 OR 177)	(ARTICLES 27 0U 177)
	Corporations Act	sociétés par actions

1 — Name of the Corporation — Dénomination sociale de la société		2 — Corporation No. — No. de la société
C CORP. INC.	1944363

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus ?ont modifiés de la façon suivante :

La dénomination sociale de la société est modifiée pour devenir:

COUCHE-TARD INC.

Le territoire oũ doit étre siége le situé social de la société est modifié pour devenir :

PROVINCE DE QUÉBEC

Date	Signature	4 — Capacity of — En qualité de

2002-12-13	/s/ [ILLEGIBLE]	Président Administrateur

For Departmental Use Only À l'usage du ministére seulement	Printed Name — Nom en lettros moulées

Déposée DEC 24 2002	Alain Bouchard

[CANADA CORPORATEK LOGO]

IC 3069 (2001/11)

[LOGO]	Industry Canada	Industrie Canada

	Corporations Directorate	Direction générale des Corporations
	9th floor	9e étage
	Jean Edmonds Towers South	Tour Jean Edmonds sud
	365 Laurier Avenue West	365, avenue Laurier ouest
	Ottawa, Ontario KIA 0C8	Ottawa (Ontario) KIA 0C8

December 24, 2002/le 24 décembre 2002		Your file — Votre référence

CORPACTION INC.
21 RUE TURGEON
SAINTE-THERESEQUEBEC		Our file — Notre référence
J7E 3H2		194436-3

Re — Objet: COUCHE-TARD INC.

Enclosed herewith is the document issued in the above matter.	Vous trouverez ci-inclus le document émis dans l’affaire précitée.

A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin.	Un avis de l’émission de documents en vertu de la LCSA sera publié dans le Bulletin des sociétés canadiennes.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE OBSERVED.	S’IL EST QUESTION D’UNE DÉNOMINATION SOCIALE OU D’UN CHANGEMENT DE DÉNOMINATION SOCIALE, L’AVERTISSEMENT SUIVANT DOIT ÉTRE RESPECTE :

This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)).  Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur.  The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

Cette dénomination sociale est disponible en autant que les requérants assument toute responsabilité de risque de confusion avec toutes dénominations commerciales et toutes marques de commerce existantes (y compris celles qui sont cit?es dans le(s) rapport(s) de recherches de NUANS pertinent(s)).  Cette acceptation de responsabilité comprend l’obligation de changer la dénomination de la société en une dénomination diffërente advenant le cas où des représentations sont faites établissant qu’ily a une probabilité de confusion.  L’utilisation de tout nom octroyé est sujette à toute loi de la juridiction où la société exploite son entreprise.

We trust this is to your satisfaction.	Nous espérons le tout à votre satisfaction.

Kim O’Brien

For the Director General, Corporations Directorate	pour le Directeur général, Direction générale des

[LOGO]